UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2016

Regional Brands Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-131110-NY	22-1895668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Parkland Boulevard Cleveland, Ohio		44124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 825-4000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by Regional Brands Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on November 7, 2016 (the “Original 8-K”). This Form 8-K/A is being filed to add exhibit 16.1 to Item 9.01(d) and modify Item 4.01 to reflect the filing of exhibit 16.1. This Form 8-K/A amends and restates in its entirety Item 4.01 of the Original 8-K and supplements Item 9.01(d) with the addition of exhibit 16.1. Except as set forth above, no other modifications to the Original 8-K are made by this Form 8-K/A.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 1, 2016, upon the closing of the Transactions, we dismissed Anton and Chia, LLP (“A&C”), as our independent registered public accounting firm, which was recommended and approved by our Board on November 1, 2016. A&C audited our financial statements for the fiscal year ended September 30, 2015. The reason for the replacement of A&C was that, following the Acquisition, BRJ LLC will carry on the business formerly conducted by BRJ Inc., and the current independent registered public accountants of BRJ Inc. is the firm of Freed Maxick CPAs, P.C. (“Freed Maxick”). We believe that it is in our best interest to have Freed Maxick continue to work with our business, and we therefore retained Freed Maxick as our new independent registered public accounting firm effective November 1, 2016. Freed Maxick is located at 424 Main Street, Suite 800, Buffalo, New York 14202.

The decision to change auditors and the appointment of Freed Maxick was recommended and approved by our Board. During our two most recent fiscal years, and the subsequent interim periods, prior to November 1, 2016, we did not consult Freed Maxick regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

A&C’s report on our financial statements for the fiscal year ended September 31, 2015 did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles, however such year-end report did contain a modification paragraph that expressed substantial doubt about our ability to continue as a going concern.

During the fiscal year ended September 30, 2015 and the subsequent interim periods prior to November 1, 2016, (i) there were no disagreements between us and A&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-K of the Securities Act or the Securities Exchange Act of 1934, as amended. The decision to replace A&C was not the result of any disagreement between us and A&C on any matter of accounting principle or practice, financial statement disclosure or audit procedure. Our Board deemed it in our best interest to change independent auditors following the closing of the Transactions.

We furnished A&C with a copy of this current report prior to filing this report with the SEC. We also requested that A&C furnish a letter addressed to the SEC stating whether it agrees with the statements made in this report. A copy of A&C’s letter to the SEC is filed with this current report as Exhibit 16.1.

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Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The exhibits listed in the Exhibit Index to Item 9.01(d) of the Original 8-K are hereby supplemented by adding the following exhibit, which is filed as part of this report.

16.1*	Letter from Anton and Chia, LLP.

* Filed herewith.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016	REGIONAL BRANDS INC.

	By:	/s/ Fred DiSanto
Fred DiSanto
Chief Executive Officer

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